EXHIBIT 99.0

For Immediate Release	Contacts:	News Media Lisa Marie Bongiovanni 310-252-3524 LisaMarie.Bongiovanni @mattel.com	Securities Analysts Dianne Douglas 310-252-2703 Dianne.Douglas@mattel.com

MATTEL REPORTS FIRST QUARTER 2003 FINANCIAL RESULTS

First Quarter Highlights

•	Worldwide net sales flat;

•	Domestic gross sales down by 5 percent and international gross sales up 13 percent; flat in local currency;

•	Worldwide gross sales for core brands: Barbie® down 1 percent; Hot Wheels® flat; core Fisher-Price® up 8 percent and American Girl® brands down 8 percent;

•	Gross margin improvement of 430 basis points of net sales; SG&A increased by 110 basis points of net sales;

•	Operating income up 56 percent;

•	Earnings per share, excluding charges, of $0.09 vs. prior year of $0.02; and

•	GAAP earnings per share of $0.07 vs. prior year loss of $0.59.

EL SEGUNDO, Calif., April 17, 2003 – Mattel, Inc. (NYSE:MAT) today reported 2003 first quarter financial results. For the quarter, excluding non-recurring charges, income was $40.8 million, or $0.09 per share, versus last year’s income of $10.3 million, or $0.02 per share. The company reported GAAP (Generally Accepted Accounting Principles) net income of $32.8 million, or $0.07 per share, compared to last year’s net loss of $256.2 million, or $0.59 per share. Last year’s GAAP loss includes, as a result of implementing SFAS No. 142, a transition charge of $252.2 million, net of tax, as the cumulative effect of change in accounting principles resulting from the transitional impairment test of Pleasant Company goodwill.

For the quarter, net sales were $745.3 million, flat compared to last year’s $742.0 million. Operating income, excluding charges, was up 56 percent at $64.2 million. On a regional basis, domestic first quarter gross sales decreased by 5 percent while international first quarter gross sales increased by 13 percent, or flat in local currency.

(more)

“As I have said previously, many of the challenges we experienced last year, including a lackluster economy, low consumer confidence, and the conflict in the Middle East, have continued, if not worsened, in 2003,” said Robert A. Eckert, chairman and chief executive officer of Mattel. “Focusing on our long-term strategies has allowed us to execute well through these challenges.”

Mattel Brands Business Unit

On February 28, 2003, Mattel announced the consolidation of its Girls and Boys/Entertainment divisions into one business unit, renamed Mattel Brands. The new global division includes the Barbie®, Other Girls Brands, Wheels, and Entertainment categories. As part of the reorganization, American Girl® Brands was separated from the previous Girls business unit and will now be reported separately.

Worldwide gross sales for the Mattel Brands business unit were $532.3 million, a 1 percent increase. Worldwide gross sales for the Barbie® brand were down 1 percent with double-digit international gains offset by declines in domestic sales. Worldwide gross sales for Other Girls Brands, which include the Polly Pocket!®, What’s Her Face!™ and ello™ brands, were up 7 percent for the quarter driven by solid performances by Polly Pocket!® and ello™.

For the quarter, worldwide gross sales for the Wheels category, which includes the Hot Wheels®, Matchbox® and Tyco® R/C brands, were down 6 percent. Double-digit international growth of Hot Wheels® was offset by domestic declines in the Hot Wheels®, Matchbox® and Tyco® R/C brands.

Worldwide gross sales for the Entertainment category, which also includes the Games and Puzzles and Male Action segments, were up 20 percent for the quarter led by the re-launch of the He Man® and Masters of the Universe® brand, strong gains in the Games and Puzzles segment, as well as solid performances by Yu-Gi-Oh!™ and the new Warner Bros. properties.

Fisher-Price® Brands Business Unit

First quarter, worldwide gross sales for the Fisher-Price® Brands business unit, which includes the Fisher-Price®, Little People®, Rescue Heroes™, and Power Wheels® brands, were $233.3 million, up 3 percent. Worldwide gross sales of the core Fisher-Price® brand increased 8 percent, bolstered by strong international sales of the Babygear™ product line, while Power Wheels® sales declined. Worldwide gross sales for Fisher-Price character brands increased, led by gains in the Dora the Explorer™ product line.

(more)

American Girl® Brands Business Unit

First quarter, worldwide gross sales for the American Girl® Brands business unit, which offers American Girl® branded products direct to consumers, were $46.4 million, down 8 percent, as increases in the historically-based American Girls Collection® were more than offset by declines in American Girl Today®.

Financial Realignment

Mattel recorded pre-tax charges of $11.6 million in the quarter as part of its $250 million financial realignment plan. The first quarter charges were largely related to the consolidation of its Girls and Boys/Entertainment divisions, consolidation of two manufacturing facilities in Mexico and streamlining back office functions. These charges are included in Cost of Sales ($1.7 million), Other Selling and Administrative Expenses ($1.2 million) and Restructuring and Other Charges ($8.7 million) in the consolidated statement of operations. Since the announcement of the plan in September 2000, Mattel has recorded $235.3 million in pre-tax charges. The company is on track to deliver at least the targeted initial cumulative pre-tax cost savings of approximately $200 million over the three-year duration of the plan.

Live Webcast

Mattel will webcast its 2003 first quarter earnings conference call at 5:30 a.m. Pacific time (8:30 a.m. Eastern time) today. The conference call will be simulcast on the “Investors & Media” section of www.mattel.com. To listen to the call, log on to the Web site at least 15 minutes early to register, download and install any necessary audio software. An archive of the call may be accessed beginning two hours after the completion of the live call.

To listen to a replay of the call via telephone, domestic and international callers should dial + (719) 457-0820. The passcode is 578411. The telephonic playback will be available beginning the morning of the call at 8:30 a.m. Pacific time (11:30 a.m. Eastern time) through Friday, April 18 at 9 p.m. Pacific time (midnight Eastern time).

Information required by Regulation G will be available at the time of the webcast on the “Investors & Media” section of www.mattel.com.

(more)

About Mattel

Mattel, Inc., (NYSE: MAT, www.mattel.com) is the worldwide leader in the design, manufacture and marketing of toys and family products, including Barbie®, the most popular fashion doll ever created. Leading the toy and game market, the Mattel family is comprised of such best-selling brands as Hot Wheels®, Matchbox®, American Girl®, and Tyco® R/C, as well as Fisher-Price brands (www.fisher-price.com), including Little People®, Rescue Heroes™, Power Wheels® and a wide array of entertainment-inspired toy lines. With worldwide headquarters in El Segundo, Calif., Mattel employs more than 25,000 people in 36 countries and sells products in more than 150 nations throughout the world. The Mattel vision is to be the world’s premier toy brands — today and tomorrow.

-###-

Note: Forward-looking statements with respect to the financial condition, results of operations and business of the company, which may include, but are not limited to sales levels, restructuring, special charges, other non-recurring charges, cost savings, operating efficiencies, cash flow, investments, capital expenditures, strategic acquisitions, plans to employ capital and make investments and profitability are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the company’s dependence on the timely development, manufacture, introduction and customer acceptance of new products; the seasonality of the toy business; customer concentration; significant changes in buying and payment patterns of major customers, including as a result of bankruptcy; adverse changes in general economic conditions in the U.S. and internationally, including adverse changes in the retail environment; the impact of competition on revenues and margins; the supply and cost of raw materials and components; the effect of currency fluctuations on reportable income; risks associated with acquisitions and mergers including the possibility that attractive opportunities will not be identified or consummated and that such transactions may not result in the intended objective; risks associated with foreign operations; negative results of litigation, governmental proceedings or environmental matters; possible work stoppages, slowdowns or strikes; increasing advertising costs and other risks and uncertainties as may be detailed from time to time in the company’s public announcements and SEC filings. This release includes a forward-looking statement about cost savings under the company’s financial realignment plan. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so.

EXHIBIT I

MATTEL, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

PRO FORMA BEFORE CHARGES

FOR THE QUARTER ENDED MARCH 31, 2003

	Three Months Ended
	03/31/2003		03/31/2002		% Change
	(In millions, except per share amounts)
Key P&L Data:
Net Sales	$745.3		$742.0		0%
Gross Profit	$369.7		$335.9		10%
% of Net Sales	49.6%		45.3%
Advertising	$83.8		$82.7		1%
% of Net Sales	11.3%		11.1%
SG&A	$221.7		$211.9		5%
% of Net Sales	29.7%		28.6%
Operating Income (a)	$64.2		$41.3		56%
% of Net Sales	8.6%		5.6%
Income Before Charges	$40.8		$10.3
% of Net Sales	5.5%		1.4%
EPS Before Charges—Diluted	$0.09		$0.02
Average Number of Common Shares—Diluted	443.9		432.6
Key Balance Sheet Data:
Accounts Receivable, Net	$531.0		$658.4
Days of Sales Outstanding (DSO)	64		80
Inventories	$394.8		$488.4
Days of Supply (DOS)	82		95
Total Debt Outstanding	$839.1		$1,255.4
Total Debt-to-Total Capitalization	29.3%		45.1%
Worldwide Gross Sales by Category:
Mattel Brands	$532.3		$525.3
% Change as Reported		1%		10%
% Change in Local Currency		-4%		11%
Fisher-Price Brands	233.3		225.5
% Change as Reported		3%		-7%
% Change in Local Currency		0%		-6%
American Girl Brands	46.4		50.6
% Change as Reported		-8%		2%
Other	0.5		3.9

Total Company	812.5		805.3
% Change as Reported		1%		4%
% Change in Local Currency		-3%		5%
Sales Adjustments	(67.2)		(63.3)

Net Sales	$745.3		$742.0

% Change as Reported		0%		4%
% Change in Local Currency		-4%		5%

(a)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter ended March 31, 2002 has been restated to classify interest income and other non-operating expense, net below operating income to conform to the year end 2002 presentation.

EXHIBIT II

MATTEL, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2003

	As Reported (a)	Impact of Charges	Pro Forma
	(In millions, except per share amounts)
Net Sales	$745.3	$0.0	$745.3
Cost of sales	377.3	1.7	375.6

Gross Profit	368.0	(1.7)	369.7
Advertising and promotion expenses	83.8	0.0	83.8
Other selling and administrative expenses	222.9	1.2	221.7
Restructuring and other charges	8.7	8.7	0.0

Operating Income (b)	52.6	(11.6)	64.2
Interest expense	17.4	0.0	17.4
Interest (income)	(6.4)	0.0	(6.4)
Other non-operating (income), net	(3.0)	0.0	(3.0)

Income Before Income Taxes	44.6	(11.6)	56.2
Provision for income taxes	11.8	(3.6)	15.4

Net Income	$32.8	$(8.0)	$40.8

Income Per Share—Basic	$0.07	$(0.02)	$0.09

Average Number of Common Shares Outstanding—Basic	438.3	438.3	438.3

Income Per Share—Diluted	$0.07	$(0.02)	$0.09

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	443.9	443.9	443.9

FOR THE QUARTER ENDED MARCH 31, 2002

	As Reported (a)	Impact of Charges	Pro Forma
	(In millions, except per share amounts)
Net Sales	$742.0	$0.0	$742.0
Cost of sales	410.1	4.0	406.1

Gross Profit	331.9	(4.0)	335.9
Advertising and promotion expenses	82.7	0.0	82.7
Other selling and administrative expenses	213.7	1.8	211.9
Restructuring and other charges	14.8	14.8	0.0

Operating Income (b)	20.7	(20.6)	41.3
Interest expense	29.6	0.0	29.6
Interest (income)	(3.9)	0.0	(3.9)
Other non-operating expense, net	1.5	0.0	1.5

Income (Loss) Before Income Taxes	(6.5)	(20.6)	14.1
Provision (benefit) for income taxes	(2.5)	(6.3)	3.8

Income (Loss) Before Cumulative Effect of Change in Accounting Principles	(4.0)	(14.3)	10.3
Cumulative effect of change in accounting principles, net of tax	(252.2)	(252.2)	0.0

Net Income (Loss)	$(256.2)	$(266.5)	$10.3

Income (Loss) Per Share—Basic
Income (loss) before cumulative effect of change in accounting principles	$(0.01)	$(0.03)	$0.02
Cumulative effect of change in accounting principles	(0.58)	(0.58)	0.00

	$(0.59)	$(0.61)	$0.02

Average Number of Common Shares Outstanding—Basic	432.6	432.6	432.6

Income (Loss) Per Share—Diluted
Income (loss) before cumulative effect of change in accounting principles	$(0.01)	$(0.03)	$0.02
Cumulative effect of change in accounting principles	(0.58)	(0.58)	0.00

	$(0.59)	$(0.61)	$0.02

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	432.6	432.6	432.6

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter ended March 31, 2002 has been restated to classify interest income and other non-operating expense, net below operating income to conform to the year end 2002 presentation.

EXHIBIT III

MATTEL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

BEFORE CHARGES

	FOR THE THREE MONTHS ENDED MARCH 31,
	2003		2002		Yr / Yr % Change
	$ Amt	% Net Sales	$ Amt	% Net Sales
	(In millions, except per share amounts)
Net Sales	$745.3		$742.0		0%
Cost of sales	375.6	50.4%	406.1	54.7%	-8%

Gross Profit	369.7	49.6%	335.9	45.3%	10%
Advertising and promotion expenses	83.8	11.3%	82.7	11.1%	1%
Other selling and administrative expenses	221.7	29.7%	211.9	28.6%	5%

Operating Income (a)	64.2	8.6%	41.3	5.6%	56%
Interest expense	17.4	2.3%	29.6	4.0%	-41%
Interest (income)	(6.4)	-0.9%	(3.9)	-0.5%	65%
Other non-operating (income) expense, net	(3.0)	-0.4%	1.5	0.2%

Income Before Income Taxes	56.2	7.6%	14.1	1.9%
Provision for income taxes	15.4		3.8

Income Before Charges	$40.8	5.5%	$10.3	1.4%

Effective Tax Rate	27.3%		27.2%
EPS Before Charges—Basic	$0.09		$0.02

Average Number of Common Shares—Basic	438.3		432.6
EPS Before Charges—Diluted	$0.09		$0.02

Average Number of Common Shares—Diluted	443.9		432.6

CONDENSED CONSOLIDATED BALANCE SHEETS

	At March 31,		At Dec. 31, 2002
	2003	2002
	(In millions)
Assets
Cash and short-term investments	$768.4	$246.7	$1,267.0
Accounts receivable, net	531.0	658.4	490.8
Inventories	394.8	488.4	338.6
Prepaid expenses and other current assets	236.2	260.8	292.6

Total current assets	1,930.4	1,654.3	2,389.0
Property, plant and equipment, net	588.4	605.1	599.6
Other assets	1,468.1	1,572.1	1,471.1

Total Assets	$3,986.9	$3,831.5	$4,459.7

Liabilities and Stockholders’ Equity
Short-term borrowings	$17.1	$28.2	$25.2
Current portion of long-term liabilities	182.1	206.5	182.3
Accounts payable and accrued liabilities	757.2	673.0	1,238.3
Income taxes payable	172.7	204.7	203.0

Total current liabilities	1,129.1	1,112.4	1,648.8
Long-term debt	639.9	1,020.7	640.1
Other long-term liabilities	196.0	169.9	192.1
Stockholders’ equity	2,021.9	1,528.5	1,978.7

Total Liabilities and Stockholders’ Equity	$3,986.9	$3,831.5	$4,459.7

(a)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter ended March 31, 2002 has been restated to classify interest income and other non-operating expense, net below operating income to conform to the year end 2002 presentation.

EXHIBIT IV

MATTEL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)

											Year / Year Change
	For the Quarter Ended March 31, 2003					For the Quarter Ended March 31, 2002					As Reported		Pro Forma
	As Reported (b)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (b)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
	(In millions, except per share amounts)
Gross Sales	$812.5		$0.0	$812.5		$805.3		$0.0	$805.3		1%		1%
Sales adjustments	67.2		0.0	67.2		63.3		0.0	63.3

Net Sales	745.3		0.0	745.3		742.0		0.0	742.0		0%		0%
Cost of sales	377.3	50.6%	1.7	375.6	50.4%	410.1	55.3%	4.0	406.1	54.7%	-8%	(470)	-8%	(430)

Gross Profit	368.0	49.4%	(1.7)	369.7	49.6%	331.9	44.7%	(4.0)	335.9	45.3%	11%	470	10%	430
Advertising and promotion expenses	83.8	11.3%	0.0	83.8	11.3%	82.7	11.1%	0.0	82.7	11.1%	1%	20	1%	20
Other selling and administrative expenses	222.9	29.9%	1.2	221.7	29.7%	213.7	28.8%	1.8	211.9	28.6%	4%	110	5%	110
Restructuring and other charges	8.7	1.2%	8.7	0.0		14.8	2.0%	14.8	0.0		-41%

Operating Income (c)	52.6	7.0%	(11.6)	64.2	8.6%	20.7	2.8%	(20.6)	41.3	5.6%	154%	420	56%	300
Interest expense	17.4	2.3%	0.0	17.4	2.3%	29.6	4.0%	0.0	29.6	4.0%	-41%		-41%
Interest (income)	(6.4)	-0.9%	0.0	(6.4)	-0.9%	(3.9)	-0.5%	0.0	-3.9	-0.5%	65%		65%
Other non-operating (income) expense, net	(3.0)	-0.4%	0.0	(3.0)	-0.4%	1.5	0.2%	0.0	1.5	0.2%

Income (Loss) Before Income Taxes	44.6	6.0%	(11.6)	56.2	7.6%	(6.5)	-0.9%	(20.6)	14.1	1.9%
Provision (benefit) for income taxes	11.8		(3.6)	15.4		(2.5)		(6.3)	3.8

Income (Loss) Before Cumulative Effect of Change in Accounting Principles	32.8	4.4%	(8.0)	40.8	5.5%	(4.0)	-0.5%	(14.3)	10.3	1.4%
Cumulative effect of change in accounting principles, net of tax	0.0		0.0	0.0		(252.2)		(252.2)	0.0

Net Income (Loss)	$32.8		$(8.0)	$40.8		$(256.2)		$(266.5)	$10.3

Income (Loss) Per Share—Basic
Income (loss) before cumulative effect of change in accounting principles	$0.07		$(0.02)	$0.09		$(0.01)		$(0.03)	$0.02
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.58)		(0.58)	0.00

	$0.07		$(0.02)	$0.09		$(0.59)		$(0.61)	$0.02

Average Number of Common Shares Outstanding—Basic	438.3		438.3	438.3		432.6		432.6	432.6

Income (Loss) Per Share—Diluted
Income (loss) before cumulative effect of change in accounting principles	$0.07		$(0.02)	$0.09		$(0.01)		$(0.03)	$0.02
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.58)		(0.58)	0.00

	$0.07		$(0.02)	$0.09		$(0.59)		$(0.61)	$0.02

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	443.9		443.9	443.9		432.6		432.6	432.6

(a)	In addition to the reconciliations set forth in this Exhibit, Mattel notes that in the Press Release and Exhibit I, Mattel presents changes in gross sales in local currency, as well as in US dollars. Such presentations of changes in gross sales assume a conversion of gross sales from local currency to US dollars using a constant conversion rate, period-over-period. The assumption of such a constant foreign exchange rate is solely for the purpose of consistently presenting changes in gross sales, period-over-period, and does not represent actual foreign exchange rates applicable to Mattel.

(b)	Reported in accordance with generally accepted accounting principles.

(c)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter ended March 31, 2002 has been restated to classify interest income and other non-operating expense, net below operating income to conform to the year end 2002 presentation.